Health Care Costs Payable (Tables)	12 Months Ended
Dec. 31, 2018
Health Care and Other Insurance Liabilities [Abstract]
Schedule of Liability for Unpaid Claims and Claims Adjustment Expense
The following table shows the components of the change in health care costs payable during 2018:

In millions
Health care costs payable, beginning of the period	$5
Less: Reinsurance recoverables	—
Health care costs payable, beginning of the period, net	5
Acquisitions, net	5,357
Reclassification from pharmacy claims and discounts payable (1)	776
Add: Components of incurred health care costs
Current year	6,594
Prior years	(42)
Total incurred health care costs (2)	6,552
Less: Claims paid
Current year	6,303
Prior years	260
Total claims paid	6,563
Add: Premium deficiency reserve	16
Health care costs payable, end of period, net	6,143
Add: Reinsurance recoverables	4
Health care costs payable, end of period	$6,147

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(1)
As of the Aetna Acquisition Date, the Company reclassified $776 million of the Pharmacy Services segment’s unpaid retail pharmacy claims to third parties from pharmacy claims and discounts payable to health care costs payable as the third party liability was incurred to support the Health Care Benefits segment’s fully insured members.

(2)
Total incurred health care costs for the year ended December 31, 2018 in the table above exclude (i) $16 million related to a premium deficiency reserve for the 2019 coverage year related to Medicaid products, (ii) $4 million of benefit costs recorded in the Health Care Benefits segment that are included in other insurance liabilities on the consolidated balance sheet and (iii) $22 million of benefit costs recorded in the Corporate/Other segment that are included in other insurance liabilities on the consolidated balance sheet.